UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 28,  2005

CTI INDUSTRIES CORPORATION
(Exact name of registrant as specified in its charter)

Illinois	0-23115	36-2848943
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

22160 North Pepper Road, Barrington, IL	60010
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (847) 382-1000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item No. 1.01 - Entry in to a Material Definitive Agreement

On December 28, 2005, CTI Industries Corporation (“Registrant”) entered into Amendment No. 8 to the Loan and Security Agreement between Registrant and Cole Taylor Bank (“Bank”). Amendment No. 8 provides that the Loan and Security Agreement among the parties shall remain in effect until January 31, 2006.

Item No. 9.01 –  Exhibit

(c)	The following exhibit is attached hereto:

Exhibit No.	Exhibit

99	99 Amendment No. 8 to Loan and Security Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTI Industries Corporation
(Registrant)

Date: December 30, 2005	By:	/s/ Stephen M. Merrick
Stephen M. Merrick
Chief Financial Officer